EXHIBIT 10.44





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                               SECURITY AGREEMENT

                          Dated as of February 5, 1998

                                    between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
            not individually, but solely as the Owner Trustee under
                     the Guilford Real Estate Trust 1998-1

                                      and

                           FIRST UNION NATIONAL BANK,
                  as the Agent for the Lenders and the Holders



                         and accepted and agreed to by

                         GUILFORD PHARMACEUTICALS INC.



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
                               TABLE OF CONTENTS

  1. DEFINITIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
  2. GRANT OF SECURITY INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
  3. PAYMENT OF OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  4. OTHER COVENANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  5. DEFAULT; REMEDIES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  6. REMEDIES NOT EXCLUSIVE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  7. PERFORMANCE BY THE AGENT OF THE BORROWER'S OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  8. DUTY OF THE AGENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  9. POWERS COUPLED WITH AN INTEREST.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  10. EXECUTION OF FINANCING STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  11. SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  12. AUTHORITY OF THE AGENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
  13. NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
  14. SEVERABILITY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
  15. AMENDMENT IN WRITING; NO WAIVERS; CUMULATIVE REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
  16. SECTION HEADINGS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
  17. SUCCESSORS AND ASSIGNS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
  18. THE BORROWER'S WAIVER OF RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
  19. GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
  20. OBLIGATIONS ARE WITHOUT RECOURSE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
  21. PARTIAL RELEASE; FULL RELEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
  22. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

  23. CONFLICTS WITH PARTICIPATION AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
  24. LESSEE AS A PARTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12


                               SECURITY AGREEMENT


         This SECURITY AGREEMENT, dated as of February 5, 1998 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Security Agreement"), is made between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the Guilford Real Estate Trust 1998-1 (the "Borrower"), and FIRST UNION NATIONAL BANK, a national banking association ("Bank"), as agent for (a) the Lenders (hereinafter defined) under the Credit Agreement dated as of February 5, 1998 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Credit Agreement") by and among the Borrower, the lending institutions from time to time parties thereto (the "Lenders") and Bank as the agent for the Lenders and (b) the holders of the certificates issued pursuant to the Amended and Restated Trust Agreement dated as of February 5, 1998 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement") among the holders from time to time parties thereto (the "Holders") and the Borrower, in its individual capacity thereunder and in its capacity as Owner Trustee thereunder. The Lenders and the Holders, together with their successors and permitted assigns, are collectively referred to hereinafter as the "Secured Parties." Bank, in its capacity as agent for the Secured Parties is referred to hereinafter as the "Agent," and this Security Agreement is accepted and agreed to by GUILFORD PHARMACEUTICALS INC., a Delaware corporation.

                             Preliminary Statement

         Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower in an aggregate amount not to exceed $19,400,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement. Pursuant to the Trust Agreement, the Holders have agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed $600,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial Advance with respect to each Property, the legal and beneficial owner of such Property (except the Borrower may have a ground leasehold interest in certain Properties pursuant to one (1) or more Ground Leases).

         It is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement and the Holders to make their respective Holder Advances under the Trust Agreement that the Borrower shall have executed and delivered this Security Agreement to the Agent, for the benefit of the Lenders and the Holders.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective Loans under the Credit Agreement and to induce the Holders to make their respective Holder Advances under the Trust Agreement, the Borrower hereby agrees with the Agent, for the benefit of the Lenders and the Holders, as follows:

         1.      DEFINITIONS.

         (a) As used herein, the following terms shall have the following respective meanings:

                 "Accounts" shall mean all "accounts," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, including without limitation (i) all accounts receivable, other receivables, book debts and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Borrower, whether arising out of goods sold or leased or services rendered by it or from any other transaction (including without limitation any such obligations which may be characterized as an account under the Uniform Commercial Code), (ii) all of the Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, (iii) all of the Borrower's rights to any goods represented by any of the foregoing (including without limitation unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (iv) all monies due or to become due to the Borrower under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by the Borrower (whether or not yet earned by performance on the part of the Borrower now) or hereafter in existence, including without limitation the right to receive the proceeds of said purchase orders and contracts, and (v) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

                 "Chattel Paper" shall mean any and all "chattel paper," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

                 "Documents" shall mean any and all "documents", as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located, including without limitation each bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

                 "General Intangibles" shall mean any and all "general intangibles," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, including without limitation all contracts, undertakings, or agreements (including without limitation any and all contracts and agreements with any and all contractors, sub-contractors and architects with respect to any Property) in or under which the Borrower may now or hereafter have any right (other than any right evidenced by Chattel Paper, Documents or Instruments), title or interest, including without limitation any agreements relating to the terms of payment or the terms of performance of any Account.

                 "Holders" shall have the meaning specified in the first paragraph of this Security Agreement.

                 "Instruments" shall mean any and all "instruments", as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located, including without limitation all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                 "Investment Property" shall mean any and all "investment property," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, wherever located.

                 "Lenders" shall have the meaning specified in the first paragraph of this Security Agreement.

                 "Lessee" shall mean Guilford Pharmaceuticals Inc., a Delaware corporation, its successors, permitted assigns and permitted transferees.

                 "Obligations" shall mean any and all obligations of the Borrower, now existing or hereafter arising under the Credit Agreement, the Notes, the Trust Agreement, the Certificates and/or any other Operative Agreement.

                 (b) Capitalized terms used but not otherwise defined in this Security Agreement shall have the respective meanings specified in the Credit Agreement or Appendix A to the Participation Agreement dated as of February 5, 1998 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, the Borrower, the Holders, the Lenders and the Bank, as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests.

                 (c) The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Security Agreement.

         2.      GRANT OF SECURITY INTEREST.

To secure payment of all the amounts advanced under the Credit Agreement in connection with the Notes, all the amounts advanced or contributed under the Trust Agreement in connection with the Certificates and all other amounts now or hereafter owing to the Lenders, the Holders or the Agent thereunder or under any other Operative Agreement, THE BORROWER HEREBY CONVEYS, GRANTS, ASSIGNS, TRANSFERS, HYPOTHECATES, MORTGAGES AND SETS OVER TO THE AGENT FOR THE BENEFIT OF THE SECURED PARTIES, A FIRST PRIORITY SECURITY INTEREST IN AND LIEN ON THE TRUST ESTATE, WHETHER

NOW EXISTING OR HEREAFTER ACQUIRED INCLUDING WITHOUT LIMITATION THE FOLLOWING:

                          (a) all right, title and interest of the Borrower in and to the Operative Agreements now existing or hereafter acquired by the Borrower (including without limitation all rights to payment and indemnity rights of the Borrower under the Participation Agreement) (all of the foregoing in this paragraph (a) being referred to as the "Rights in Operative Agreements");

                          (b) all right, title and interest of the Borrower in and to all of the Equipment;

                          (c) all right, title and interest of the Borrower in and to all of the Fixtures;

                          (d) all the estate, right, title, claim or demand whatsoever of the Borrower, in possession or expectancy, in and to each Property, Fixture or Equipment or any part thereof;

                          (e) all right, title and interest of the Borrower in and to all substitutes, modifications and replacements of, and all additions, accessions and improvements to, the Fixtures and Equipment, subsequently acquired or leased by the Borrower or constructed, assembled or placed by the Borrower on any Property, immediately upon such acquisition, lease, construction, assembling or placement, and in each such case, without any further conveyance, assignment or other act by the Borrower;

                          (f) all right, title and interest of the Borrower in, to and under books and records relating to or used in connection with the operation of one (1) or more Properties or any part thereof; all rights of the Borrower to the payment of money and all property; and all rights in and to any causes of action or choices in action now or hereafter existing in favor of the Borrower and all rights to any recoveries therefrom;

                          (g) all right, title and interest of the Borrower in and to all unearned premiums under insurance policies now held or subsequently obtained by the Lessee relating to one
                 (1) or more Properties and the Borrower's interest in and to all proceeds of any insurance policies maintained by or for the benefit of the Borrower, including without limitation any right to collect and receive such proceeds; and all awards and other compensation, including without limitation the interest payable thereon and any right to collect and receive the same, made to the present or any subsequent owner of any Property for the taking by eminent domain, condemnation or otherwise, of all or any part of any Property or any easement or other right therein;

                          (h) all right, title and interest of the Borrower in and to (i) all consents, licenses, certificates and other governmental approvals relating to construction, completion, use or operation of any Property or any part thereof and (ii) all Plans and Specifications relating to any Property;

                          (i) all right, title and interest of the Borrower in and to all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under the Lease or pursuant to any other lease with respect to any Property;

                          (j) all right, title and interest of the Borrower in and to all Instruments and Documents;

                          (k) all right, title and interest of the Borrower in and to all General Intangibles;

                          (l) all right, title and interest of the Borrower in and to all Chattel Paper (including without limitation all rights under the Lease) and each Ground Lease;

                          (m) all right, title and interest of the Borrower in and to all money, cash or cash equivalent and bank accounts;

                          (n) all right, title and interest of the Borrower in and to all Accounts;

                          (o) all right, title and interest of the Borrower in and to all proceeds of letters of credit issued in favor of the Borrower in connection with any Property; and

                          (p) all right, title and interest of the Borrower in and to all proceeds, both cash and noncash, of any of the foregoing.

         (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Borrower and described in the foregoing clauses (a) through (p) are collectively referred to as the "Trust Property").

         TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto the Agent (for the benefit of the Lenders and the Holders) its successors and assigns for the uses and purposes set forth, until all of the obligations of the Borrower under the Operative Agreements are paid in full; provided, that EXCLUDED from the Trust Property at all times and in all respects shall be all Excepted Payments.

         3.      PAYMENT OF OBLIGATIONS.

The Borrower shall pay all Obligations in accordance with the terms of the Credit Agreement, the Notes, the Trust Agreement, the Certificates and the other Operative Agreements and perform each term to be performed by it under the Credit Agreement, the Notes, the Trust Agreement, the Certificates and the other Operative Agreements.

         4.      OTHER COVENANTS.

At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (with funds provided by the Lessee for such purpose), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers granted by this Security Agreement.

         5.      DEFAULT; REMEDIES.

         (a) If a Credit Agreement Event of Default has occurred and is continuing:

                          (i) the Agent, in addition to all other remedies available at law or in equity, shall have the right forthwith to enter upon any Property (or any other place where any component of any Property is located at such time) without charge, and take possession of all or any portion of the Trust Property, and to re-let the Trust Property and receive the rents, issues and profits thereof, to make repairs and to apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured (subject to the Excepted Payments); and

                          (ii) the Agent, shall, as a matter of right, be entitled to the appointment of a receiver for the Trust Property, and the Borrower hereby consents to such appointment and waives notice of any application therefor.

                 (b) If a Credit Agreement Event of Default has occurred and is continuing, the Agent may proceed by an action at law, suit in equity or other appropriate proceeding, to protect and enforce its rights, whether for the foreclosure of the Lien of this Security Agreement, or for the specific performance of any agreement contained herein or for an injunction against the violation of any of the terms hereof. The proceeds of any sale of any of the Trust Property shall be applied pursuant to Section 8.7 of the Participation Agreement. In addition, the Agent may proceed under Section 11 hereof.

                 (c) The Borrower hereby waives the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Trust Property or any portion thereof or interest therein.

                 (d) Notwithstanding anything to the contrary in this Security Agreement, so long as no event of default on the part of Lessee under any Operative Agreement to which Lessee is a party shall exist which would entitle the Lessor to terminate the Lease, or if such an event of default shall exist, so long as Lessee's time to cure the default shall not have expired, the term of the Lease shall not be terminated or modified in any respect whatsoever and Lessee's right of possession to the Properties and its other rights arising out of the Lease will all be fully recognized and protected by the Agent and shall not be disturbed, canceled, terminated or otherwise affected by reason of this Security Agreement or any action or proceeding instituted by the Agent to enforce its rights under this Security Agreement, or any extension, renewal, consolidation or replacement of same, irrespective of whether Lessee shall have been joined in any action or proceeding.

         6.      REMEDIES NOT EXCLUSIVE.

The Agent shall be entitled to enforce payment of the indebtedness and performance of the Obligations and to exercise all rights and powers under this Security Agreement or under any of the other Operative Agreements or other agreements or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, Lien, assignment or otherwise. Neither the acceptance of this Security Agreement nor its enforcement, shall prejudice or in any manner affect the Agent's right to realize upon or enforce any other security now or hereafter held by the Agent, it being agreed that the Agent shall be entitled to enforce this Security Agreement and any other security now or hereafter held by the Agent in such order and manner as the Agent may determine in its absolute discretion. No remedy conferred hereunder or under any other Operative Agreement upon or reserved to the Agent is intended to be exclusive of any other remedy herein or therein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Agreements to the Agent or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent. In no event shall the Agent, in the exercise of the remedies provided in this Security Agreement (including without limitation in connection with the assignment of Rents to the Agent, or the appointment of a receiver and the entry of such receiver onto all or any part of the Land), be deemed a "mortgagee in possession" or a "pledgee in possession", and the Agent shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         7.      PERFORMANCE BY THE AGENT OF THE BORROWER'S OBLIGATIONS.

If the Borrower fails to perform or comply with any of its agreements contained herein the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7, together with interest thereon at a rate per annum equal to the Overdue Rate, from the date of payment by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower (with funds provided by the Lessee for such purpose) to the Agent on demand and constitutes part of the Obligations secured hereby.

         8.      DUTY OF THE AGENT.

The Agent's sole duty with respect to the custody, safekeeping and physical preservation of any Trust Property in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, any Holder nor any of their respective directors, officers, employees, shareholders, partners or agents shall be liable for failure to demand, collect or realize upon any of the Trust Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Trust Property upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Trust Property or any part thereof.

         9.      POWERS COUPLED WITH AN INTEREST.

All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Liens created hereby are released.

         10.     EXECUTION OF FINANCING STATEMENTS.

Pursuant to Section 9-402 of the Uniform Commercial Code, the Borrower authorizes the Agent at the expense of the Borrower (such amounts to be paid with funds provided by the Lessee for such purpose) to file financing statements with respect to the Trust Property under this Security Agreement without the signature of the Borrower in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Security Agreement. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. For purposes of such financing statement, the Borrower shall be deemed to be the debtor, and the Agent shall be deemed to be the secured party. The address of the Borrower is 79 South Main Street, Salt Lake City, Utah 84111, Attention: Val T. Orton, Vice President, and the address of the Agent is First Union National Bank, c/o First Union Capital Markets Group, DC-6, 301 South College Street, Charlotte, North Carolina 28288-0166, Attention: Ms. Jane O. Hurley, Capital Markets Services.

         11.     SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE.

                 (a) It is the intention of the parties hereto that this Security Agreement as it relates to matters of the grant, perfection and priority of security interests the subject hereof, shall constitute a security agreement within the meaning of the Uniform Commercial Code of the States in which the Trust Property is located. If a Credit Agreement Event of Default shall occur, then in addition to having any other right or remedy available at law or in equity, the Agent may proceed under the applicable Uniform Commercial Code and exercise such rights and remedies as may be provided to a secured party by such Uniform Commercial Code with respect to all or any portion of the Trust Property which is personal property (including without limitation taking possession of and selling such property). If the Agent shall elect to proceed under the Uniform Commercial Code, then thirty (30) days' prior written notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Agent shall include, but not be limited to, reasonable attorneys' fees and legal expenses. At the Agent's request, the Borrower shall assemble such personal property and make it available to the Agent at a place designated by the Agent which is reasonably convenient to both parties.

                 (b) The Borrower, upon request by the Agent from time to time, shall execute, acknowledge and deliver to the Agent one (1) or more separate security agreements, in form satisfactory to the Agent, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Agent may request in order to perfect, preserve, maintain, continue or extend the security interest under, and the priority of the Liens granted by, this Security Agreement and such security instrument. The Borrower further agrees to pay to the Agent (with funds provided by the Lessee for such purpose) on demand all costs and expenses incurred by the Agent in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Agent shall reasonably require. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Agent to proceed against any property encumbered by this Security Agreement.

         12.     AUTHORITY OF THE AGENT.

The Borrower acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall be governed by the Credit Agreement and
Section 8.6 of the Participation Agreement and by such other agreements with respect thereto as may exist from time to time (until such time as all amounts due and owing to the Secured Parties and the Agent under the Operative Agreements have been paid in full), but the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Borrower shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

         13.     NOTICES.

All notices required or permitted to be given under this Security Agreement shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.

         14.     SEVERABILITY.

Any provision of this Security Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         15.     AMENDMENT IN WRITING; NO WAIVERS; CUMULATIVE REMEDIES.

                 (a) None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the terms of Section 12.4 of the Participation Agreement.

                 (b) No failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one (1) occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion.

                 (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         16.     SECTION HEADINGS.

The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         17.     SUCCESSORS AND ASSIGNS.

This Security Agreement shall be binding upon the successors of the Borrower, and the Borrower shall not assign any of its rights or obligations hereunder or with respect to any of the Trust Property without the prior written consent of the Agent. This Security Agreement shall inure to the benefit of the Agent, the Lenders, the Holders and their respective successors and assigns, in accordance with their respective interest herein.

         18.     THE BORROWER'S WAIVER OF RIGHTS.

Except as otherwise set forth herein, to the fullest extent permitted by law, the Borrower waives the benefit of all laws now existing or that may subsequently be enacted providing for (a) any appraisement before sale of any portion of the Trust Property, (b) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (c) exemption of any portion of the Trust Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the fullest extent the Borrower may do so, the Borrower agrees that the Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Security Agreement before exercising any other remedy granted hereunder and the Borrower, for the Borrower and its successors and assigns, and for any and all Persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Obligations and marshalling in the event of foreclosure of the Liens hereby created.

         19.     GOVERNING LAW.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 11(a) HEREOF, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND.

         20.     OBLIGATIONS ARE WITHOUT RECOURSE.

The provisions of the Participation Agreement relating to limitations on liability are hereby incorporated by reference herein, Mutatis Mutandis.

         21.     PARTIAL RELEASE; FULL RELEASE.

The Agent may release for such consideration as it may require any portion of the Trust Property without (as to the remainder of the Trust Property) in any way impairing or affecting the Lien, security interest and priority herein provided for the Agent compared to any other Lien holder or secured party. Further, the Agent shall execute and deliver to the Borrower such documents and instruments as may be required to release the Lien and security interest created by this Security Agreement with respect to the Properties as provided in Section 8.8 of the Participation Agreement or to grant the easements and permit the other matters provided for in Section 8.5 of the Participation Agreement.

         22.     MISCELLANEOUS.

                 (a) This Security Agreement is one (1) of the documents which create Liens and security interests that secure payment and performance of the Obligations. The Agent, at its election, may commence or consolidate in a single action all proceedings to realize upon all such Liens and security interests. The Borrower hereby waives (i) any objections to the commencement or continuation of an action to foreclose the Lien of this Security Agreement or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Obligations or any Liens or security interests that secure payment and performance of the Obligations and (ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Security Agreement. In case of a foreclosure sale, the Trust Property may be sold, at the Agent's election, in one (1) parcel or in more than one (1) parcel and the Agent is specifically empowered

(without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

                 (b) This Security Agreement may not be amended, waived, discharged or terminated except in accordance with Section 12.4 of the Participation Agreement. Upon the prior written consent of the Majority Secured Parties and unless such matter is a Unanimous Vote Matter, the Agent may release any portion of the Trust Property or any other security, and grant such extensions and indulgences in relation to the Obligations secured hereby without in any manner affecting the priority of the Lien hereof on any part of the Trust Property.

                 (c) THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         23.     CONFLICTS WITH PARTICIPATION AGREEMENT.

Notwithstanding any other provision hereof, in the event of any conflict between the terms of this Security Agreement and the Participation Agreement, the terms of the Participation Agreement shall govern.

         24.     LESSEE AS A PARTY.

         LESSEE HAS EXECUTED THIS SECURITY AGREEMENT FOR THE SOLE PURPOSE OF SUBJECTING TO THE SECURITY INTERESTS GRANTED HEREUNDER ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY TO SECURE ITS OBLIGATIONS UNDER THE OPERATIVE AGREEMENTS. ACCORDINGLY, LESSEE HEREBY GRANTS TO THE AGENT (FOR THE BENEFIT OF THE LENDERS AND THE HOLDERS) A SECURITY INTEREST IN AND TO ALL OF ITS RIGHT, TITLE, ESTATE AND INTEREST, IF ANY, IN AND TO THE TRUST PROPERTY (TO THE EXTENT LESSEE HAS ANY RIGHT, TITLE OR INTEREST THEREIN AND WITHOUT REGARD TO ANY LANGUAGE IN SECTION 2 OR THE DEFINITION OF "TRUST PROPERTY' OR ANY DEFINITION OF ANY ITEM CONSTITUTING THE TRUST PROPERTY WHICH OTHERWISE WOULD LIMIT THE TRUST PROPERTY TO THE RIGHT, TITLE AND INTEREST OF THE BORROWER THEREIN) TO SECURE ITS OBLIGATIONS UNDER THE OPERATIVE AGREEMENTS. LESSEE ACKNOWLEDGES AND AGREES THAT, SUBJECT TO SECTION 5(D) OF THIS SECURITY AGREEMENT, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE AGENT SHALL HAVE THE RIGHT TO EXERCISE ANY OR ALL OF ITS REMEDIES HEREUNDER AS AGAINST ANY SUCH RIGHT, TITLE, ESTATE OR INTEREST OF LESSEE IN OR TO THE TRUST PROPERTY.

         IN WITNESS WHEREOF, each of the undersigned have caused the Security Agreement to be duly executed and delivered as of the date first above written.


                           FIRST SECURITY BANK, NATIONAL
                           ASSOCIATION, not individually, but solely as the Owner Trustee under the Guilford Real Estate Trust 1998-1


                           By: /s/ Brett R. King
                               -----------------------------------------------
                           Name:    Brett R. King
                                 ---------------------------------------------
                           Title:   Assistant Vice President
                                  --------------------------------------------



                           FIRST UNION NATIONAL BANK, as the Agent
                           for the Lenders and the Holders


                           By: /s/ Louis E. Flori
                               -----------------------------------------------
                           Name:    Louis E. Flori
                                 ---------------------------------------------
                           Title:   Vice President
                                  --------------------------------------------




Accepted and Agreed to:

GUILFORD PHARMACEUTICALS INC.


By: /s/ Andrew R. Jordan
    -----------------------------------------------
Name:    Andrew R. Jordan
      ---------------------------------------------
Title:   Senior Vice President & Chief Financial
       ------------------------------------------
          Officer
         --------